                                                                Exhibit 23.03


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 22, 1997 relating to the financial statements of SEFCO, Inc. in the Registration Statement (Form S-1 No. 333-00000) and related Prospectus of Denali Incorporated for the registration of shares of its common stock.





                                        LEMING, SCHALLNER & CO.

Tulsa, Oklahoma
September 25, 1997